UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 23, 2022

Date of Report (Date of earliest event reported)

MOUNT RAINIER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40870	86-2029991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 W. 38th Street, 15th Floor New York, NY	10018
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (212) 785-4680

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	RNERU	The Nasdaq Stock Market LLC
Common Stock	RNER	The Nasdaq Stock Market LLC
Warrants	RNERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On March 23, 2022, Mount Rainier Acquisition Corp., a Delaware corporation (“SPAC”), Hub Cyber Security (Israel) Ltd., a company organized under the laws of the State of Israel (the “Company”), and Rover Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into SPAC (the “Merger”), with SPAC surviving the Merger (the “Surviving Company”) as a direct, wholly owned subsidiary of the Company. The terms of the Business Combination Agreement are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Conversion of SPAC Securities; Merger Consideration

Subject to the terms and conditions of the Business Combination Agreement, by virtue of the Merger:

•	Each SPAC Unit issued and outstanding immediately prior to the Effective Time will be automatically detached and the holder thereof will be deemed to hold one SPAC Share and one SPAC Warrant entitling the holder thereof to purchase three-fourths (3/4) of a SPAC Share, which underlying securities will be converted in accordance with the applicable terms of the Business Combination Agreement as further described below.

•

Each SPAC Share issued and outstanding immediately prior to the Effective Time will be automatically converted into a number of ordinary shares, no par value per share, of the Company (the “Company Ordinary Shares” and such number of Company Ordinary Shares, the “Per Share Consideration”) equal to the Aggregate Transaction Share Consideration divided by the number of issued and outstanding SPAC Shares immediately prior to the Effective Time, after taking into account of SPAC Stockholder Redemptions. Following such conversion, all SPAC Shares shall automatically be canceled and shall cease to exist by virtue of the Merger. The holders of SPAC Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares, except as provided in the Business Combination Agreement or under applicable law.

“Aggregate Transaction Share Consideration” means an aggregate number of Company Ordinary Shares equal to the quotient of (a) the amount equal to (i) $221,582,000 minus (ii) the amounts payable to the SPAC Stockholders pursuant to the SPAC Stockholder Redemptions divided by (b) $7.61 (the “Company Share Value”).

•	(a) All rights with respect to SPAC Shares underlying SPAC Warrants will be converted into rights with respect to Company Ordinary Shares and thereupon assumed by the Company; (b) the number of Company Ordinary Shares subject to each SPAC Warrant assumed by the Company will be determined by multiplying (i) the number of SPAC Shares that were subject to such SPAC Warrant, as in effect immediately prior to the Effective Time, by (ii) the Per Share Consideration, and rounding the resulting number down to the nearest whole number of Company Ordinary Shares; (c) the per share exercise price for the Company Ordinary Shares issuable upon exercise of each SPAC Warrant assumed by the Company will be determined by dividing (i) the exercise price per SPAC Share subject to such SPAC Warrant, as in effect immediately prior to the Effective Time, by (ii) the Per Share Consideration; and (d) any restriction on the exercise of any SPAC Warrant assumed by the Company will continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such SPAC Warrant will otherwise remain unchanged.

•	Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $0.0001 per share, of the Surviving Company, which shall constitute the only outstanding share of capital stock of the Surviving Company

No fractional shares will be issued pursuant to the Business Combination Agreement. In lieu of receiving any fraction of a Company Ordinary Share, all fractions of Company Ordinary Shares that otherwise would be issued under the Business Combination Agreement will be aggregated and the resulting fraction of a Company Ordinary Share will be rounded up to a whole share.

Post-Closing Governing Documents, Board of Directors and Executive Officers

At the Effective Time, subject to obtaining the Company Shareholder Approval, the Company will adopt amended and restated articles of association of the Company to be effective immediately following the Effective Time.

At the Effective Time, (a) the Company’s board of directors will include one member initially designated by the Sponsor Group, who will qualify as “independent” in accordance with Nasdaq requirements and (b) the officers of the Company immediately prior to the Effective Time will continue to be the officers of the Company immediately following the Effective Time until the earlier of their resignation or removal or until their respective successors are duly appointed.

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than the third business day, following the satisfaction or waiver of all of the closing conditions. It is expected that the Closing will occur in the third quarter of 2022.

Proxy Statement and Stockholders Meeting

As promptly as reasonably practicable, SPAC and the Company will prepare and mutually agree upon: (a) a proxy statement (the “Proxy Statement”) to be filed by SPAC with the Securities and Exchange Commission (the “SEC”) for the purpose of soliciting proxies from the stockholders of SPAC to, among other things, vote in favor of the Business Combination Agreement and the other proposals set forth below at a meeting of the stockholders of SPAC (the “SPAC Stockholders Meeting”) and (b) a registration statement on Form F-4 (the “Registration Statement”) to be filed by the Company with the SEC pursuant to which Company Ordinary Shares and Company Warrants issuable in the Merger will be registered with the SEC and that will include the Proxy Statement (such document, the “Registration Statement/Proxy Statement”).

SPAC will include provisions in the Proxy Statement with respect to the Merger and the related transactions (collectively, the “Transaction Proposals”), which will include: (a) the adoption and approval of the Business Combination Agreement and the transactions contemplated thereby (including the Merger and the issuance of the Per Share Consideration); (b) the adoption and approval of each other proposal that either the SEC or Nasdaq (or the respective staff members thereof) indicates is necessary in its comments to the Registration Statement/Proxy Statement or in correspondence related thereto; (c) the adoption and approval of each other proposal reasonably agreed to by SPAC and the Company as necessary or appropriate in connection with the consummation of the transactions contemplated by the Business Combination Agreement and the ancillary documents thereto; and (d) the adoption and approval of a proposal for the adjournment of the SPAC Stockholders Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) organization, qualification and standing, (b) capitalization, (c) authority and enforceability, (d) financial statements, (e) non-contravention, (f) permits, (g) material contracts, (h) absence of certain developments, (i) litigation, (j) compliance with laws and permits, (k) environmental matters, (l) intellectual property, (m) employee matters, (n) insurance, (o) taxes, (p) real property, and (q) affiliate transactions, as applicable.

Each party agreed in the Business Combination Agreement to use its reasonable best efforts to consummate and effect the transactions contemplated by the Business Combination Agreement, including (a) the satisfaction of the closing conditions, (b) using reasonable best efforts to obtain the PIPE Financing (as defined below), and (c) using reasonable best efforts to delist the Company Ordinary Shares from the Tel Aviv Stock Exchange (“TASE”). The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, including the conduct of their respective businesses, obtaining governmental consents (including making any filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”)), provision of information, notification of certain matters, cooperation in connection with certain tax matters (including, to the extent required by the SEC, obtaining a tax opinion with respect to the tax treatment of the transactions contemplated by the Business Combination Agreement), filing of a proxy statement soliciting the approval of SPAC stockholders for the Merger and related transactions and a registration statement to register the Company Ordinary Shares and Company Warrants issuable in the Merger, obtaining shareholder approval of the Merger and related transactions, obtaining directors’ and officers’ liability insurance, maintaining books and records, as well as certain customary covenants, that will continue after the termination of the Business Combination Agreement.

The Company also agreed (a) to use its commercially reasonable efforts to cause the Company Ordinary Shares and Company Warrants issuable in accordance with the Business Combination Agreement to be approved for listing on Nasdaq as of the Closing, (b) to use reasonable best efforts to cause the Company Ordinary Shares to be delisted from TASE and to terminate its registration with the Israeli Securities Authority on or about 90 days after the Closing Date, (c) as promptly as reasonably practicable, to deliver to SPAC the financial statements (including the financial statements for the fiscal years ended December 31, 2020 and December 31, 2021) required to be included in the Registration Statement/Proxy Statement and any other filings to be made by the Company and/or SPAC with the SEC in connection with the Merger and related transactions, and (d) to maintain the sum of fifteen million dollars ($15,000,000) in cash on its balance sheet at all times until that certain Put and Call Agreement has been terminated or the obligations of the Company thereunder have been satisfied in full. Further, the Company has represented that the Company has entered into PIPE Subscription Agreements for the sale of Company Ordinary Shares that will be issued in connection with the Closing, for aggregate gross proceeds to the Company of at least of $50,000,000.

The Business Combination Agreement includes a covenant for SPAC to use commercially reasonable efforts to cause SPAC stockholders that own SPAC Shares representing an aggregate value of at least twenty million dollars ($20,000,000) to agree, among other things, to not exercise their redemption rights in respect of such SPAC Shares and to approve the Merger and related transactions.

Exclusivity Restrictions

During the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, each of the Company and SPAC and its affiliates have agreed not to, among other things, encourage, solicit, initiate, engage, participate, enter into discussions or negotiations concerning any Company Acquisition Proposal or SPAC Acquisition Proposal, as applicable.

SPAC Change in Recommendation

SPAC is required to include in the Proxy Statement the recommendation of SPAC’s board of directors to SPAC’s stockholders that they approve the Transaction Proposals (the “SPAC board recommendation”). Except as otherwise required by applicable law, SPAC is not permitted to change the SPAC board recommendation (such change, a “SPAC change in recommendation”).

Conditions to Closing

Conditions to Each Party’s Obligations

The respective obligations of each party to the Business Combination Agreement to effect the transactions contemplated by the Business Combination Agreement are subject to the satisfaction or written waiver, at or prior to the Closing, of the following conditions:

•	the waiting period (or any extension thereof), if any, applicable under the HSR Act with respect to the consummation of the transactions contemplated by the Business Combination Agreement shall have expired or been terminated;

•	there shall not be any applicable law or order preventing the consummation of the transactions contemplated thereby;

•	the Registration Statement/Proxy Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order suspending the effectiveness of the Registration Statement/Proxy Statement shall have been issued by the SEC and shall remain in effect with respect to the Registration Statement/Proxy Statement, and no Proceeding seeking such a stop order shall have been threatened or initiated by the SEC and remain pending;

•	the approval of the Company Shareholder Proposals by Company shareholders;

•	the approval of the Transaction Proposals by SPAC stockholders; and

•	the Company Ordinary Shares shall have been approved for listing on Nasdaq.

Conditions to Obligations of SPAC

The obligations of SPAC to consummate the transactions contemplated by the Business Combination Agreement are subject to the satisfaction or written waiver by SPAC, at or prior to the Closing of the following conditions, among others:

•	the representations and warranties of the Company Parties set forth in the Business Combination Agreement shall be true and correct as of the Closing Date as though then made (or if such representation and warranty relates to a specific date, such representations and warranties shall be true and correct as of such date), except where failure of the representations or warranties to be true and correct, when taken as a whole, would not cause a Company Material Adverse Effect (other than with respect to certain fundamental representations, which must be true and correct in all material respects);

•	the covenants and agreements of the Company to be performed or complied with on or before Closing in accordance with the Business Combination Agreement shall have been performed in all material respects;

•	no Company Material Adverse Effect shall have occurred since the date of the Business Combination Agreement;

•	the Company shall have delivered to SPAC a duly executed certificate from an authorized officer of the Company, certifying satisfaction of certain conditions set forth in the Business Combination Agreement; and

•	the Company’s board of directors shall have adopted a resolution approving the delisting of the Company Ordinary Shares on TASE and the termination of the Company’s registration with ISA.

Conditions to Obligations of the Company Parties

The obligations of the Company Parties to consummate the transactions contemplated by the Business Combination Agreement are subject to the satisfaction or written waiver by the Company, at or prior to the Closing, of the following conditions, among others:

•	representations and warranties of SPAC set forth in the Business Combination Agreement shall be true and correct as of the Closing Date as though then made (or if such representations and warranties relate to a specific date, such representations and warranties shall be true and correct as of such date), except where failure of the representations or warranties to be true and correct, taken as a whole, would not cause a SPAC Material Adverse Effect (other than with respect to certain fundamental representations, which must be true and correct in all material respects);

•	the covenants and agreements of SPAC to be performed or complied with on or before the Closing in accordance with the Business Combination Agreement shall have been performed in all material respects;

•	no SPAC Material Adverse Effect shall have occurred since the date of the Business Combination Agreement;

•	the aggregate cash proceeds available for release to SPAC from the Trust Account in connection with the transactions contemplated by the Business Combination Agreement (after giving effect to all of the SPAC Stockholder Redemptions) plus (b) the PIPE Financing Amount (the “Aggregate Transaction Proceeds”) shall equal at least $50,000,000;

•	SPAC shall have delivered to the Company a duly executed certificate from an authorized officer of SPAC, certifying satisfaction of certain conditions set forth in the Business Combination Agreement;

•	the Unpaid SPAC Liabilities and Unpaid SPAC Expenses shall collectively not exceed $10,000,000 without the prior written consent of the Company, with any such excess reducing the equity consideration issuable to the Sponsor Group in a connection with the Merger;

•	the directors and officers of SPAC shall have resigned or otherwise been removed, effective as of the Closing; and

•	SPAC shall have delivered to the Company a certificate certifying that no interest in SPAC being a “United States real property interest,” in a form reasonably acceptable to the Company.

Termination

The Business Combination Agreement may be terminated and the transactions contemplated thereby abandoned under certain customary and limited circumstances, including:

•	by the mutual consent of SPAC and the Company;

•	by SPAC, if any Company Party breaches any of its representations or warranties or breaches or fails to perform any of its covenants such that certain conditions to the obligations of SPAC to consummate the Closing are not capable of being satisfied and the breach (or breaches) is (or are) not cured or cannot be cured by the earlier of (a) thirty (30) days after written notice thereof or (b) the Termination Date; provided that this right to terminate will not be available if SPAC is in breach of the Business Combination Agreement;

•	by the Company, if SPAC breaches any of its representations or warranties or breaches or fails to perform any of its covenants such that certain conditions to the obligations of the Company to consummate the Closing are not capable of being satisfied and the breach (or breaches) is (or are) not cured or cannot be cured by the earlier of (a) thirty (30) days after written notice thereof or (b) the Termination Date; provided that this right to terminate will not be available if the Company is in breach of the Business Combination Agreement;

•	by either SPAC or the Company, provided that the terminating party is not in breach of the Business Combination Agreement, if the transactions contemplated by the Business Combination Agreement have not been consummated on or prior to September 23, 2022 (the “Termination Date”) or January 22, 2023, if the SEC has not declared the Registration Statement/Proxy Statement effective on or prior to September 23, 2022;

•	by either SPAC or the Company, provided that the terminating party is not in breach of the Business Combination Agreement, if any governmental entity has issued any final and non-appealable order or enacted any law permanently preventing the consummation of the contemplated transactions;

•	by either SPAC or the Company, if the SPAC Stockholder Approval was not obtained at the SPAC Stockholders Meeting;

•	by the Company, if, prior to obtaining the SPAC Stockholder Approval, the SPAC’s board of directors has made a SPAC change in recommendation or has failed to include the SPAC board recommendation in the Registration Statement/Proxy Statement;

•	by either SPAC or the Company, if the Company Shareholder Approval was not obtained at the Company Shareholders Meeting; or

•	by the Company, if, prior to the SPAC Stockholders Meeting, the SPAC Stockholder Redemptions are in an aggregate amount such that the Aggregate Transaction Proceeds shall be less than $50,000,000, and the Company has notified SPAC in writing that it will not waive such condition to the obligations of the Company Parties to consummate the transactions contemplated by the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about SPAC, the Company or Merger Sub. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about SPAC, the Company or Merger Sub.

Other Agreements Relating to the Business Combination

Amended and Restated Warrant Agreement

At Closing, SPAC will enter into an Amended and Restated Warrant Agreement (the “Company A&R Warrant Agreement”) with the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, (a) pursuant to which SPAC will assign to the Company all of its rights, interests, and obligations in and under the Warrant Agreement and (b) that will reflect the changes to convert the SPAC Warrants into Company Warrants as set forth in the Business Combination Agreement.

A copy of the form of the Company A&R Warrant Agreement is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Company A&R Warrant Agreement is qualified in its entirety by reference to the full text of the Company A&R Warrant Agreement filed with this Current Report on Form 8-K.

Sponsor Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, SPAC entered into a Sponsor Support Agreement with the Company and each of the holders of shares of SPAC common stock issued prior to the initial public offering, pursuant to which such holders agreed to (a) approve the Business Combination Agreement and the transactions contemplated thereby, and not to redeem or transfer their SPAC Shares, (b) with respect to members of the Sponsor Group, not to transfer their Covered Shares (as defined in the Sponsor Support Agreement) for a period of nine (9) months after the Closing Date and not to transfer their Company Warrants (or any Company Ordinary Shares issued or issuable upon the exercise of the Company Warrants) during the 30 days after the Closing Date, and (c) forfeit, for no consideration, on a pro rata basis, an aggregate amount of Company Ordinary Shares issuable in respect of such holders’ SPAC Shares pursuant to the Business Combination Agreement equal to the aggregate amount by which the Unpaid SPAC Liabilities and Unpaid SPAC Expenses collectively exceed $10,000,000 without the prior written consent of the Company.

A copy of the Sponsor Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement filed with this Current Report on Form 8-K.

Company Support Agreements

Contemporaneously with the execution of the Business Combination Agreement, SPAC entered into a Company Support Agreement with the Company and certain shareholders of the Company, pursuant to which, among other things, each such Company shareholder agreed to approve the Business Combination Agreement and the transactions contemplated thereby.

A copy of the form of the Company Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Company Support Agreement is qualified in its entirety by reference to the full text of the Company Support Agreement filed with this Current Report on Form 8-K.

Management Incentive Agreement

Contemporaneously with the execution of the Business Combination Agreement, SPAC and the Company entered into a Management Incentive Agreement with certain members of management and employees of the Company, pursuant to which, subject to approval of the 2022 HUB Management Incentive Plan by the Company’s Board of Directors and a majority of the disinterested Company shareholders (or as otherwise required under applicable law), such members of Company management may receive additional Company Ordinary Shares if the daily volume-weighted average price of the Company Ordinary Shares on Nasdaq for any period of at least 10 trading days (which may or may not be consecutive) out of 20 consecutive trading days is greater than 180% of the Company Share Value.

A copy of the form of the Management Incentive Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Management Incentive Agreement is qualified in its entirety by reference to the full text of the Management Incentive Agreement filed with this Current Report on Form 8-K.

Additional Transaction Documents

PIPE Subscription Agreements

Contemporaneously with the execution of the Business Combination Agreement, the Company entered into subscription agreements (the “PIPE Subscription Agreements”) with certain qualified institutional buyers and accredited investors (the “Subscribers”), pursuant to which, among other things, the Subscribers have agreed to subscribe for ordinary shares of the Company that will be issued in connection with the Closing (the “PIPE Shares”), for aggregate gross proceeds of approximately $50,000,000 at a purchase price of $10.00 per share, in a private placement (the aggregate purchase price under all Subscription Agreements, collectively, the “PIPE Financing Amount,” and the equity financing under all Subscription Agreements, collectively, the “PIPE Financing”). The purpose of the PIPE Financing is to raise additional capital for use in connection with the Merger. The PIPE Shares will be identical to ordinary shares of the Company that will be issued to existing stockholders of SPAC at the time of the Closing, except that the PIPE Shares will not be entitled to any redemption rights and will not be registered with the SEC. The closing of the sale of PIPE Shares will be contingent upon the substantially concurrent consummation of the Merger.

Pursuant to the PIPE Subscription Agreements, the Company has agreed to file (at the Company’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “PIPE Resale Registration Statement”) within 45 days of the Closing of the Business Combination. The Company will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practical, but no later than the earlier of (a) ninety (90) calendar days after the filing thereof (or one hundred twenty (120) calendar days after the filing thereof if the SEC notifies the Company that it will “review” the Registration Statement) and (b) ten (10) business days after the Company is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review.

Each PIPE Subscription Agreement would terminate upon the earlier to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties thereto to terminate the Subscription Agreement, or (c) 90 days after the Termination Date.

Registration Rights Agreement

Contemporaneously with the execution of the Business Combination Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain Company Shareholders and the Sponsor Group, pursuant to which, among other things, the Company will agree to register for resale under the Securities Act (a) the Company Ordinary Shares and Company Warrants issued or issuable to the Sponsor Group pursuant to the Business Combination Agreement (including the Company Ordinary Shares underlying the Company Warrants), (b) the Company Ordinary Shares issued pursuant to the Subscription Agreements and (c) the Company Ordinary Shares held by certain Company Shareholders. The Registration Rights Agreement also provides certain piggyback registration rights to the stockholders, subject to underwriter cutbacks. The Company agreed to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

Put and Call Option Agreement

Contemporaneously with the execution of the Business Combination Agreement, the Company entered into a Put and Call Option Agreement (the “Put and Call Agreement”) with certain stockholders of SPAC, pursuant to which, in the event the transaction does not qualify for the Intended Tax Treatment in the circumstances set forth in the Put and Call Agreement, such stockholders would have the right (the “Put Right”) to cause the Company to purchase, or, in the event the stockholders have elected not to exercise all or a portion of the Put Right, the Company shall have the right (the “Call Right”) to cause the stockholders to sell, a portion of the Company Ordinary Shares held by such stockholders following exercise of the Put Right or Call Right, as applicable. The funds received through such sale would be used to satisfy certain tax liabilities payable by the stockholders following the conversion of Sponsor Group Shares into the right to receive the Per Share Consideration.

Item 7.01 Regulation FD Disclosure.

On March 23, 2022, SPAC and the Company issued a joint press release announcing the execution of the Business Combination Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

Attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the investor presentation that will be used by the Company in making presentations to certain existing shareholders of the Company and other persons with respect to the Merger and related transactions.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information

In connection with the proposed Merger and related transactions, SPAC will file a proxy statement, filed as part of the registration statement on Form F-4 to be filed by the Company with the SEC (as amended or supplemented from time to time, the “proxy statement/prospectus”), to be distributed to holders of SPAC’s common stock in connection with SPAC’s solicitation of proxies for the vote by SPAC’s stockholders with respect to the proposed Merger and other matters as described in the proxy statement/prospectus. SPAC urges investors, stockholders and other interested persons to read, when available, the proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about SPAC, the Company and the proposed Merger and related transactions. A definitive proxy statement/prospectus will be mailed to stockholders of SPAC as of a record date to be established for voting on the proposed Merger and related transactions. Stockholders will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge by directing a request to: Mount Rainier Acquisition Corp., 256 W. 38th Street, 15th Floor, New York, NY 10018. The preliminary and definitive proxy statement/prospectus, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

SPAC, the Company, and their respective directors and executive officers may be considered participants in the solicitation of proxies from SPAC’s stockholders with respect to the Transaction Proposals under the rules of the SEC. Information about the directors and executive officers of SPAC and their ownership is set forth in SPAC’s filings with the SEC, including its prospectus relating to its initial public offering, which was filed with the SEC on October 4, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of SPAC in connection with the Transaction Proposals will be set forth in the proxy statement when it is filed with the SEC, filed as part of the registration statement on Form F-4 for the proposed transactions. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of SPAC or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the attachments hereto contain forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the proposed transaction, the anticipated benefits of the proposed transaction, and the financial condition, results of operations, earnings outlook and prospects of SPAC and/or the Company, and may include statements for the period following the consummation of the proposed transaction. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “future,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “seem,” “should,” “will,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of SPAC and the Company, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by SPAC and the Company and the following:

•	expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and any subsequent definitive agreements with respect to the transaction contemplated therein;

•	the outcome of any legal proceedings that may be instituted against SPAC, the Company, the Surviving Company or others following announcement of the Business Combination Agreement and the transaction contemplated therein;

•	the inability to complete the proposed transactions due to, among other things, the failure to obtain approval of the stockholders of SPAC or the Company, to obtain certain governmental and regulatory approvals or to satisfy other conditions to closing, including delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed transaction;

•	the inability to obtain the financing necessary to consummate the proposed transaction;

•	changes to the proposed structure of the proposed transactions that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction;

•	the ability to meet stock exchange listing standards following the consummation of the proposed transaction;

•	the risk that the announcement and consummation of the proposed transaction disrupts the Company’s current operations and future plans;

•	the lack of a third party valuation in determining whether or not to pursue the proposed transaction;

•	the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees;

•	costs related to the proposed transaction;

•	the amount of any redemptions by existing holders of SPAC’s common stock being greater than expected;

•	limited liquidity and trading of SPAC’s and the Company’s securities;

•	geopolitical risk, including military action and related sanctions, and changes in applicable laws or regulations;

•	the possibility that SPAC or the Company may be adversely affected by other economic, business, and/or competitive factors;

•	inaccuracies for any reason in the estimates of expenses and profitability and projected financial information for the Company; and

•	other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SPAC’s final prospectus relating to its initial public offering dated October 4, 2021.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of SPAC and the Company prove incorrect, actual results may vary in material respects from those expressed or implied in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed business combination or other matters addressed in this Current Report on Form 8-K and attributable to SPAC, the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, SPAC and the Company undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of March 23, 2022, by and among Mount Rainier Acquisition Corp., Hub Cyber Security (Israel) Ltd. and Rover Merger Sub, Inc.
4.1	Form of Amended and Restated Warrant Agreement by and among Mount Rainier Acquisition Corp., Hub Cyber Security (Israel) Ltd. and American Stock Transfer & Trust Company, LLC, as warrant agent
10.1	Sponsor Support Agreement, dated as of March 23, 2022, by and among Mount Rainier Acquisition Corp., Hub Cyber Security (Israel) Ltd. and members of the Sponsor Group
10.2	Form of Support Agreement, dated as of March 23, 2022, by and among Mount Rainier Acquisition Corp., Hub Cyber Security (Israel) Ltd. and certain Company shareholders party thereto
10.3	Form of Management Incentive Agreement, dated as of March 23, 2022, by and among Hub Cyber Security (Israel) Ltd., Mount Rainier Acquisition Corp. and certain members of management and employees of Hub Cyber Security (Israel) Ltd.
99.1	Press Release dated March 23, 2022
99.2	Investor Presentation
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2022

MOUNT RAINIER ACQUISITION CORP.

By:	/s/ Matthew Kearney
Name:	Matthew Kearney
Title:	Chief Executive Officer